Exhibit 10.3

Execution Version

Addendum To Security Agreement

Reference is hereby made to the Security Agreement (the “Security Agreement”) dated as of May 3, 2011 by Northeast Ohio Natural Gas Corp., Orwell Natural Gas Company, Brainard Gas Corp., Great Plains Natural Gas Company, Lightning Pipeline Company, Inc., Spelman Pipeline Holdings, LLC, Kidron Pipeline, LLC, Gas Natural Service Company, LLC, Gas Natural Inc., Independence Oil, L.L.C., Independence Oil Real Estate 1, L.L.C., Independence Oil Real Estate 2, L.L.C., and 8500 Station Street LLC and Gas Natural Resources LLC (collectively, the “Initial Grantors”) and any new Subsidiary of any Initial Grantor, whether now existing or hereafter formed or acquired, which becomes party to the Security Agreement by executing an Addendum thereto (collectively, together with the Initial Grantors, and in each case with its respective successors and assigns, including debtors-in-possession on behalf thereof, the “Grantors” and, individually, a “Grantor”), for the benefit of Sun Life Assurance Company of Canada, as the Secured Party. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Security Agreement. By its execution below, Lone Wolfe Insurance, LLC, an Ohio limited liability company (the “New Guarantor”), agrees to become, and does hereby become, a Grantor under the Security Agreement and agrees to be bound by such Security Agreement as if originally a party thereto. By its execution below, the undersigned New Guarantor represents and warrants as to itself that all of the representations and warranties contained in Section 3 of the Security Agreement are true and correct in all respects of the date hereof. The New Guarantor represents and warrants that the Schedule A attached hereto sets forth all information required to be scheduled under the original Schedule A to the Security Agreement and that the attached Schedule A is true and correct in all respects. The New Guarantor shall take all steps necessary to perfect, in favor of the Secured Party, a first-priority security interest in and lien against the New Guarantor’s Collateral.

IN WITNESS WHEREOF, the undersigned New Guarantor, has executed and delivered this Addendum to Security Agreement as of this 14th day of December, 2015.

Lone Wolfe Insurance, LLC, an Ohio limited liability company

By:
Name:
Title:

Address for Notices:	1375 E 9th Street, Suite 3100
Cleveland, OH 44011

Fax:	216-938-7944

Security Interest Data Summary

1.           (a)           The chief executive office of Northeast Ohio Natural Gas Corp. (“NEO”), Orwell Natural Gas Company (“Orwell”), Brainard Gas Corp., (“Brainard”), Great Plains Natural Gas Company (“Great Plains”), Lightning Pipeline Company, Inc. (“Lightning”), Gas Natural Service Company, LLC (“Service Company”), Independence Oil, L.L.C. (“Independence”), Independence Oil Real Estate 1, L.L.C. (“Independence RE 1”), Independence Oil Real Estate 2, L.L.C. (“Independence RE 2”), (“Spelman Pipeline Holdings, LLC (“Spelman”), Kidron Pipeline, LLC (“Kidron”), 8500 Station Street LLC (“Station Street”), Gas Natural Resources LLC (“Resources”) and Lone Wolfe Insurance, LLC (“Lone Wolfe”) is located at:

1375 East 9th Street, Suite 3100

Cleveland, Ohio 44011

(b)	Gas Natural Inc. (the “Parent”) is located at:

1375 East 9th Street, Suite 3100

Cleveland, Ohio 44011

2.           (a)          NEO’s true and full name is as follows: Northeast Ohio Natural Gas Corp.

NEO uses the following trade names or fictitious names: None.

(b)	Orwell’s true and full name is as follows: Orwell Natural Gas Company

Orwell uses the following trade names or fictitious names: “Clarion River Gas Company” and “Walker Gas Company.”

(c)	Brainard’s true and full name is as follows: Brainard Gas Corp.

Brainard uses the following trade names or fictitious names: None.

(d)	Great Plains’ true and full name is as follows: Great Plains Natural Gas Company.

Great Plains uses the following trade names or fictitious names: None.

(e)	Lightning’s true and full name is as follows: Lightning Pipeline Company, Inc.

Lightning uses the following trade names or fictitious names: None

(f)	Parent’s true and full name is as follows: Gas Natural Inc.

Parent uses the following trade names or fictitious names: None.

(g)	Service Company’s true and full name is as follows: Gas Natural Service Company, LLC.

Service Company uses the following trade names or fictitious names: None.

Schedule A

(Addendum to Security Agreement)

(h)	Independence’s true and full name is as follows: Independence Oil, L.L.C.

Independence uses the following trade names or fictitious names: None.

(i)	Independence RE 1’s true and full name is as follows: Independence Oil Real Estate 1, L.L.C.

Independence RE 1 uses the following trade names or fictitious names: None.

(j)	Independence RE 2’s true and full name is as follows: Independence Oil Real Estate 2, L.L.C.

Independence RE 2 uses the following trade names or fictitious names: None.

(k)	Spelman’s true and full name is as follows: Spelman Pipeline Holdings, LLC

Spelman uses the following trade names or fictitious names: None.

(l)	Kidron’s true and full name is as follows: Kidron Pipeline, LLC

Kidron uses the following trade names or fictitious names: None.

(m)	Station Street’s true and full name is as follows: 8500 Station Street LLC

Station Street uses the following trade names or fictitious names: None

(n)	Resources true and full name is as follows: Gas Natural Resources LLC

Resources uses the following trade names or fictitious names: None

(o)	Lone Wolfe’s true and full name is as follows: Lone Wolfe Insurance LLC

Lone Wolfe uses the following trade names or fictitious names: None

3.          (a)          NEO’s form of organization is as follows: Corporation.

(b)	Orwell’s form of organization is as follows: Corporation.

(c)	Brainard’s form of organization is as follows: Corporation.

(d)	Great Plains’ form of organization is as follows: Corporation.

(e)	Lightning’s form of organization is as follows: Corporation.

(f)	Parent’s form of organization is as follows: Corporation.

(g)	Service Company’s form of organization is as follows: Limited Liability Company.

(h)	Independence’s form of organization is as follows: Limited Liability Company.

(i)	Independence RE 1’s form of organization is as follows: Limited Liability Company.

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(j)	Independence RE 2’s form of organization is as follows: Limited Liability Company.

(k)	Spelman’s form of organization is as follows: Limited Liability Company.

(l)	Kidron’s form of organization is as follows: Limited Liability Company.

(m)	Station Street’s form of organization is as follows: Limited Liability Company.

(n)	Resources’ form of organization is as follows: Limited Liability Company.

(o)	Lone Wolfe’s form of organization is as follows: Limited Liability Company.

4.           (a)          NEO’s state of organization is as follows: Ohio.

(b)	Orwell’s state of organization is as follows: Ohio.

(c)	Brainard’s state of organization is as follows: Ohio.

(d)	Great Plains’ state of organization is as follows: Ohio.

(e)	Lightning’s state of organization is as follows: Ohio.

(f)	Parent’s state of organization is as follows: Ohio.

(g)	Service Company’s state of organization is as follows: Ohio.

(h)	Independence’s state of organization is as follows: North Carolina

(i)	Independence RE 1’s state of organization is as follows: North Carolina.

(j)	Independence RE 2’s state of organization is as follows: North Carolina.

(k)	Spelman’s state of organization is as follows: Ohio.

(l)	Kidron’s state of organization is as follows: Ohio.

(m)	Station Street’s state of organization is as follows: Ohio.

(n)	Resources’ state of organization is as follows: Ohio.

(o)	Lone Wolfe’s state of organization is as follows: Ohio.

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5.           (a)          NEO’s organization ID # (if any exists) is 809172.

(b)	Orwell’s organization ID # (if any exists) is 683340.

(c)	Brainard’s organization ID # (if any exists) is 1081707.

(d)	Great Plains’ organization ID# (if any exists) is 1377445.

(e)	Lightning’s organization ID # (if any exists) is 1288176.

(f)	Parent’s organization ID # (if any exists) is 1947340.

(g)	Service Company’s organization ID # (if any exists) is 1973976.

(h)	Independence’s organization ID# (if any exists) is 1209576.

(i)	Independence RE 1’s organization ID# (if any exists) is 1214290.

(j)	Independence RE 2’s organization ID# (if any exists) is 1214351.

(k)	Spelman’s organization ID # (if any exists) is 2009003.

(l)	Kidron’s organization ID # (if any exists) is 1924168.

(m)	Station Street’s organization ID # (if any exists) is 2167115.

(n)	Resources’ organization ID # (if any exists) is 2190462.

(o)	Lone Wolfe’ organization ID# (if any exists) is 2151117.

6.	All of the Grantors’ personal property which has not been delivered to the Secured Party pursuant to the terms of this Agreement or the Note Purchase Agreements is now, and will be at all future times, located at such Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

(a)	NEO: All Collateral kept at address listed in item 1 above or one of the following addresses:

5640 Lancaster-Newark Road, Pleasantville, OH 43148-9705

9081 State Route 250, Strasburg, OH 44680

(b)	Orwell: All Collateral kept at either the address listed in item 1 above or one of the following addresses:

95 East Main Street, Orwell, OH 44076

8470 Station Street, Mentor, OH 44060

(c)	Brainard: All Collateral kept at either the address listed in item 1 above or at:

95 East Main Street, Orwell, OH 44076.

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(d)	Great Plains: All Collateral kept at the address listed in item 1 above.

(e)	Lightning: All Collateral kept at the address listed in item 1 above.

(f)	Parent: All Collateral kept at the address listed in item 1 above.

(g)	Service Company: All Collateral kept at the address listed in item 1 above.

(h)	Independence: All Collateral kept at either the address listed in item 1 or one of the following addresses:

407 Lumber Lane, Independence VA 24348

(i)	Independence RE 1: All Collateral kept at either the address listed in item 1 or the following address:

167 Smethport Drive, West Jefferson, NC 28694

(j)	Independence RE 2: All Collateral kept at either the address listed in item 1 or the following address:

0.325 acre tract adjacent to Macedonia Road, Sparta, NC 28675

(k)	Spelman: All Collateral kept at either the address listed in item 1 above or the following address:

(1)	Land located at intersection of U.S. Highway 30-S and Big Island Twp. Rd. 98 in Marion County, Ohio
(2)	Land located at Stumbo Road, in Village of Ontario (Springfield Township) in Richland County, Ohio
(3)	Land located on north side of U.S. Highway 31-E in LaRue County, Kentucky

(l)	Kidron: All Collateral kept at the address listed in item 1 above.

(m)	Station Street: All Collateral kept at the address listed in item 1 above.

(n)	Resources: All Collateral kept at the address listed in item 1 above.

(o)	Lone Wolfe: All Collateral kept at the address listed in item 1 above.

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7.	All of the Grantors’ books and records, including those relating to accounts payable and accounts receivable, are kept at such Grantor’s chief executive office as described in Paragraph 1 above, except as specified below:

(a)	NEO: All books and records kept either at the address listed in item 1 above or one of the addresses listed in item 6(a) above.

(b)	Orwell: All books and records kept either at the address listed in item 1 above or one of the addresses listed in item 6(b) above.

(c)	Brainard: All books and records kept either at the address listed in item 1 above or one of the addresses listed in item 6(c) above.

(d)	Great Plains: All books and records kept at the address listed in item 1 above.

(e)	Lightning: All books and records kept at the address listed in item 1 above.

(f)	Parent: All books and records kept at the address listed in item 1 above.

(g)	Service Company: All books and records kept at the address listed in item 1 above.

(h)	Independence: All books and records kept either at the address listed in item 1 above or one of the addresses listed in item 6(h) above.

(i)	Independence RE 1: All books and records kept either at the address listed in item 1 above or the address listed in item 6(i) above.

(j)	Independence RE 2: All books and records kept either at the address listed in item 1 above the address listed in item 6(j) above.

(k)	Spelman: All books and records kept at the address listed in item 1 above.

(l)	Kidron: All books and records kept at the address listed in item 1 above.

(m)	Station Street: All books and records kept at the address listed in item 1 above.

(n)	Resources: All books and records kept at the address listed in item 1 above.

(o)	Lone Wolfe: All books and records kept at the address listed in item 1 above.

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